United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 27, 2010	000-52631
Date of Report (Date of earliest event reported)	Commission File Number

ENERGY HOLDINGS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	52-2404983
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2101 N.W. Boca Raton Blvd, Suite 1, Boca Raton, FL  33431
 (Address of Principal Executive Offices) (Zip Code)

(561) 445-6531
(Registrant’s telephone number, including area code)

Green Energy Holding, Inc.
 (Former name or former address if changed since the last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirements of the registration under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

ITEM 7.01    Regulation FD Disclosure

Energy Holdings International, Inc. (EHII) through its wholly owned subsidiary Advance Energy has signed a memorandum of Understanding (MOU) with the Bangladesh Power development Board (BPDB) to develop a 200 MW single cycle electrical power generation plant with a future expansion of up to a 450 MW combined cycle facility in the country of Bangladesh.  Please see the attached press release for more details.

Item 9.01    Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release announcing Memorandum of Understanding with Bangldesh Power to develop power plant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 27, 2010		ENERGY HOLDINGS INTERNATIONAL, INC.

	By:	/s/ John Adair
John Adair, Chief Executive Officer